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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (Date of earliest event reported): MARCH 11, 2004



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


           1-12733                                     41-1746238
   (Commission File Number)                (I.R.S. Employer Identification No.)


                    27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
               (Address of Principal Executive Offices) (Zip Code)


                                 (248) 675-6000
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On March 11, 2004, the Registrant issued a press release announcing that it has sold its equity interest in Yorozu Corporation. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         99.1 Press release dated March 11, 2004, Tower Automotive Sells Equity Interest in Yorozu Corporation



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TOWER AUTOMOTIVE, INC.



Date:  March 11, 2004                 By:/s/ James A. Mallak
                                         --------------------------------------
                                      Name: James A. Mallak
                                      Title: Chief Financial Officer and
                                                Treasurer